---------------------------------------
                           A N N U A L   R E P O R T
                    ---------------------------------------
                               February 28, 2001
                    ---------------------------------------



                                       The
                                   Value Line
                                   Tax Exempt
                                   Fund, Inc.



                               [GRAPHIC OMITTED]
                              ------------------
                              V A L U E  L I N E
                                    No-Load
                                     Mutual
                                     Funds

The Value Line Tax Exempt Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

During the year ended February 28, 2001, prices of fixed-income securities increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, dropped from 6.17% on February 29, 2000 to 5.40% on February 28, 2001. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, decreased from 6.14% to 5.31%. The drop in interest rates was the result of slower economic growth, an easier monetary policy by the Federal Reserve, contained inflation, and a weaker stock market. In January 2001, the Federal Reserve cut the Federal Funds rate twice from 6.50% to 5.50% in response to rapidly decelerating economic growth. This was a reversal of the tighter monetary policy of the Federal Reserve in 2000 during which time the Fed raised this rate from 5.50% to 6.50%.

During the past year, taxable bonds have outperformed tax-exempt bonds. For the twelve months ended February 28, 2001, the Lehman Brothers Aggregate Bond Index was up 13.44% compared to 12.34% for the Lehman Brothers Municipal Bond Index. The factors that contributed to the strong market for Treasury bonds include the flight to quality caused by a weak stock market and declining supply due to the government's surplus and buybacks. The outflow from municipal bond funds for most of last year contributed to the underperformance of tax-exempt bonds. In addition, the possibility of tax cuts may reduce the attactiveness of tax exempt municipal bonds. Nevertheless, the ratio of tax-exempt yields to Treasury yields is at the high end of its historical range. Currently, a 30-year triple A rated municipal bond yields 5.10%, which is 95.9% of the 5.32% yield of the 30-year Treasury bond. A 5.10% tax-exempt yield is equivalent to a 8.44% taxable yield for individuals in the 39.6% tax bracket. At these levels, municipal bonds are very attractive as income vehicles for investors.

National Bond Portfolio

The primary objective of the Value Line Tax Exempt National Bond Portfolio is to provide investors with maximum income exempt from federal income taxes, without undue risk to principal. During the year ended February 28, 2001, the Portfolio's total return was 12.68%. Since its inception in March 1984, the total return for the National Bond Portfolio, assuming the reinvestment of all dividends over that period, has been 252.56%. This is equivalent to an average annual total return of 7.72%.(1)

Your Portfolio's total return for the year ended February 28, 2001 was 12.68% and exceeded the 12.34% total return of the Lehman Brothers Municipal Bond Index(2) during the same time period. Significant contributors to this positive performance were the portfolio's concentrations in long-term bonds and in insured bonds, two of the best performing sectors in the Index.

Your Fund's management continues to emphasize bonds with high quality and with call protection in order to maintain and maximize shareholder income without sacrificing safety of principal. Over 83% of the Portfolio's bonds are rated A or better by the major credit agencies, such as Moody's Investors Service and Standard and Poor's Corporation. In addition, 15% of the portfolio is invested in non-callable bonds, mostly with high coupons. The portfolio's highest concentrations of investments are in the insured, housing-revenue, general obligation, industrial-revenue, and electric-revenue sectors respectively.
Management continually monitors the portfolio's duration(3) and expects to maintain it within a range which is close to the Lehman Brothers Municipal Index.

Money Market Portfolio(4)

The objective of the Tax Exempt Money Market Portfolio is to preserve principal by investing in high-quality, tax-exempt short-term securities that have a high degree of liquidity so as to ensure a constant net asset value of $1.00 per share. The portfolio consists only of securities that carry the highest two ratings of the major credit-rating agencies. The 7-day average yield was 2.15% as of February 28, 2001, which is equivalent to a 3.56% taxable yield for those in the 39.6% tax bracket.

--------------------------------------------------------------------------------

                                            The Value Line Tax Exempt Fund, Inc.

Tax Exempt Fund Shareholders
--------------------------------------------------------------------------------

All short-term rates declined in the year ended February 28, 2001. Short-term, tax-exempt rates, as measured by the Bond Buyer's One-year Note Index, fell from 4.02% on February 29, 2000 to 3.19% on February 28, 2001. During this same period of time, the yield on one-year taxable Treasury bills decreased from 6.23% to 4.47%.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, The Value Line Tax Exempt Fund has the additional advantage of carrying no sales or redemption fees.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                      Sincerely,

                                      /s/ Jean Bernhard Buttner

                                      Jean Bernhard Buttner
                                      Chairman and President


March 23, 2001

--------------------------------------------------------------------------------

(1) Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

(2) The Lehman Brothers Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Investment-grade bonds are rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds, which are priced by Muller Data Corporation. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The modified duration of the Lehman Brothers Municipal Bond Index, as of February 28, 2001 was 7.47.

(3) Duration (here referring to the effective duration) is a statistical term used to measure the price sensitivity of a bond index, or portfolio to changes in interest rates. The higher the duration, the greater the price change accompanying any change in interest rates. For example, if a fund has a modified duration of seven (years), the price of the fund would be expected to rise or fall 7% for every 1.0 percentage point drop or rise, respectively, in interest rates. Prices move in the opposite direction of interest rates.

(4) An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


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                                                                               3

The Value Line Tax Exempt Fund, Inc.


--------------------------------------------------------------------------------

Economic Observations

The domestic economy is still faltering as we make our way through the first half of 2001. Evidence of this weaker business tone can be found in the most recent figures on manufacturing, factory usage, and employment. Overall, we estimate that the economy will show just nominal growth through the opening half of 2001. Thereafter, we would expect the rate of growth to quicken somewhat, with GDP increases averaging 2% to 3% during the second half of the year.

Inflationary  pressures,  meanwhile,  continue  to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some short-term increases in cost pressures could evolve over the next few quarters, particularly if oil prices resume their upward climb in response to reduced energy production worldwide. The prospect of several quarters of muted growth, at best, however, should help to contain energy consumption, thereby helping to keep oil and gas prices from escalating in the months ahead.

Meanwhile, the Federal Reserve, taking note of the current deterioration in the economy has been reducing interest rates aggressively since January. The Fed's objective in lowering interest rates at this time is to give the economy the shot in the arm it needs to reduce the odds that we will slip into a recession. Indeed, we believe that the Fed will continue to reduce rates over the next couple of months until the threat of a recession passes, or if one should still develop, to ensure that it is brief and mild.


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4

                                            The Value Line Tax Exempt Fund, Inc.


--------------------------------------------------------------------------------

The following graph compares the performance of The Value Line Tax Exempt Fund National Bond Portfolio to that of the Lehman Brothers Municipal Bond Index. The Value Line Tax Exempt Fund National Bond Portfolio is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes. The comparison is shown for illustrative purposes only.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE VALUE LINE TAX EXEMPT FUND NATIONAL BOND PORTFOLIO AND THE
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                              [NEED PLOT POINTS]


                   (Period covered is from 3/1/91 to 2/28/01)

Performance Data:


                                           Average Annual Total Returns

                            National Bond Portfolio                                 Money Market Portfolio
                              12/31/00    2/28/01                                     12/31/00    2/28/01
                              --------    -------                                     --------    -------
 1 year ended................. 12.10%      12.68%        1 year ended................   2.86%      2.76%
 5 years ended................  4.86%       5.22%        5 years ended...............   2.58%      2.55%
10 years ended................  6.39%       6.39%       10 years ended...............   2.60%      2.56%

The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 includes dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

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                                                                               5

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    National Bond Portfolio                          (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (93.5%)
             Alabama (1.7%)
 $1,385,000  Alabama Water Pollution Control Authority, Pollution Control
               Revenue, 5.50%, 8/15/14..........................................  Aaa        $ 1,474,596
  1,250,000  Colbert County-Northwest, Health Care Authority, Hospital Revenue
               Refunding, Helen Keller Hospital, 8.75%, 6/1/09..................  Baa          1,289,425
                                                                                             -----------
                                                                                               2,764,021

             Alaska (7.3%)
  2,000,000  Anchorage Correctional Facilities, Lease Revenue, 6.00%, 2/1/15....  Aaa          2,183,100
             Housing Finance Corp.:
  1,490,000    Collateralized Veteran's Mortgage Revenue, 1st Ser., 6.00%,
                 6/1/15.........................................................  Aaa          1,588,981
  1,830,000    General Mortgage Revenue, Ser. A, 6.00%, 12/1/40.................  Aaa          1,872,987
  3,500,000    General Mortgage Revenue, Ser. A, 6.00%, 6/1/49..................  Aaa          3,575,880
  2,230,000    Mortgage Revenue, Refunding, Ser. A-1, 5.50%, 12/1/17............  Aaa          2,262,290
                                                                                             -----------
                                                                                              11,483,238

             Arizona (5.6%)
  4,800,000  Greenlee County, Industrial Development Authority, Pollution
               Control Revenue, Refunding, Phelps Dodge Corp. Project,
               5.45%, 6/1/09....................................................  A            4,770,000
  3,895,000  Single-Family Housing, Single-Family Housing Revenue,
               Ser. B, 6.20%, 12/1/30...........................................  Aaa          4,152,172
                                                                                             -----------
                                                                                               8,922,172

             California (3.0%)
    708,000  Oroville Wyandotte California, Irrigation Distributors
               Revenue, South Fork Power Project 4.25%, 7/1/10..................  Ba3            637,250
  1,620,000  Pleasant Hill, Redevelopment Agency, Residential Mortgage
               Revenue, Refunding, 5.75%, 8/1/11................................  AA*          1,634,158
  2,800,000  Yuba County Water Agency, Yuba River Development Revenue 4.00%,
               3/1/16...........................................................  Ba3          2,476,712
                                                                                             -----------
                                                                                               4,748,120

             District of Columbia (.9%)
  1,385,000  District of Columbia Revenue, World Wildlife Fund, Ser. A,
               6.00%, 7/1/17....................................................  Aaa          1,505,730

             Florida (2.1%)
  1,640,000  Miami-Dade County, Housing Finance Authority Revenue,
               Home Ownership Mortgage, Ser. A-1, 6.00%, 10/1/32................  Aaa          1,736,793
  1,540,000  Orange County Housing Finance Authority, Home Owner Revenue,
               5.65%, 9/1/20....................................................  Aaa          1,568,783
                                                                                             -----------
                                                                                               3,305,576

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6

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 28, 2001
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    National Bond Portfolio                          (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
             Hawaii (2.2%)
 $2,000,000  Department of Budget and Finance, Special Purpose Mortgage
               Revenue, Kapiolani Health Care System, 6.40%, 7/1/13.............  Aaa        $ 2,319,580
  1,120,000  Housing Finance and Development Corp., Single Family Mortgage
               Purchase Revenue, Ser. A, 5.40%, 7/1/19..........................  Aaa          1,146,432
                                                                                             -----------
                                                                                               3,466,012

             Illinois (4.8%)
             Chicago:
  1,490,000  Single Family Mortgage Revenue, Collateralized, Ser. C-1,
               6.30%, 9/1/29....................................................  Aaa          1,616,322
    960,000  Development Finance Authority, Pollution Control Revenue,
               Commonwealth Edison Project, 5.85%, 1/15/14......................  AAA*         1,054,397
  2,000,000  Development Finance Authority, Solid Waste Disposal Revenue,
               Waste Management Inc. Project, 5.05%, 1/1/10.....................  Ba1          1,857,940
  1,000,000  Cook County, General Obligations Unlimited, Ser. A, 5.375%,
               11/15/15.........................................................  Aaa          1,038,550
  2,000,000  Illinois Educational Facilities Authority Revenue, DePaul
               University, 5.50%, 10/1/17.......................................  Aaa          2,073,020
                                                                                             -----------
                                                                                               7,640,229

             Indiana (4.4%)
  3,000,000  MSD Warren Township, Indiana Vision 2005 School Building Corp.,
               First Mortgage Revenue 5.50%, 7/15/20............................  AAA*         3,078,000
  3,000,000  Office Building Commission, Capital Complex, Revenue,
               Ser. B, 7.40%, 7/1/15............................................  Aaa          3,813,240
                                                                                             -----------
                                                                                               6,891,240

             Iowa (4.0%)
  5,530,000  Muscatine, Electric Revenue, 6.70%, 1/1/13.........................  Aaa          6,332,790

             Louisiana (2.7%)
  1,000,000  Jefferson Parish Home Mortgage Authority, Single Family Mortgage
               Revenue, Ser. G-1, 5.125%, 12/1/10...............................  Aaa          1,044,430
  3,000,000  State Office Facilities Corp., Lease Revenue, Capital Complex
               Programs, 5.50%, 5/1/15..........................................  Aaa          3,185,130
                                                                                             -----------
                                                                                               4,229,560

             Maine (3.3%)
  3,950,000  Housing Authority, Mortgage Purchase Revenue, Ser., D-1,
               5.25%, 11/15/15..................................................  Aa2          4,032,831
  1,195,000  Housing Authority, Mortgage Purchase Revenue, Ser. A, 7.45%,
               11/15/11.........................................................  AA2          1,228,770
                                                                                             -----------
                                                                                               5,261,601

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                                                                               7

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    National Bond Portfolio                          (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
             Maryland (2.6%)
 $2,935,000  Community Development Administration, Housing and Community
               Development Revenue Refunding, Single Family Program,
               1st Series, 5.60%, 4/1/18........................................  Aa2        $ 3,042,186
  1,060,000  Northeast Waste Disposal Authority, Solid Waste Revenue,
               Montgomery County Project A, 6.30%, 7/1/16.......................  A2           1,105,156
                                                                                             -----------
                                                                                               4,147,342

             Massachusetts (3.1%)
  4,500,000  State Development Finance Agency, Revenue, Boston University,
               Ser. P, 6.00%, 5/15/59...........................................  A3           4,877,550

             Michigan (2.2%)
  1,325,000  Grand Rapids Water Supply, Revenue Refunding 5.25%, 1/1/17.........  Aaa          1,347,313
  2,000,000  Housing Development Authority, Single Family Mortgage Revenue,
               Ser. C, 5.95%, 12/1/14...........................................  AA*          2,113,760
                                                                                             -----------
                                                                                               3,461,073

             Mississippi (1.3%)
  1,980,000  Home Corporation, Single Family Revenue, AMT, Mortgage,
               Ser. A-2%, 5.45%, 6/1/24.........................................  Aaa          2,034,529

             Nebraska (.3%)
    440,000  Investment Finance Authority, Single Family Mortgage Revenue,
               Ser. A, 5.977%, 11/27/16.........................................  Aaa            443,995

             New York (1.1%)
    595,000  New York City Transit Authority Training Facilities Revenue,
               5.40%, 1/1/18....................................................  Aaa            628,106
  1,000,000  Tollway Authority Service Contract Revenue, Location
               Highway and Bridge, 5.75%, 4/1/17................................  Aaa          1,072,750
                                                                                             -----------
                                                                                               1,700,856

             North Dakota (.8%)
  1,135,000  Housing Finance Agency, Housing Finance Program, Home Mortgage
               Finance Program 2000 Series A, Refunding, 6.20%, 7/1/14..........  Aa3          1,225,369

             Ohio (3.0%)
  2,590,000  American Municipal Power-Ohio, Inc. Revenue Bonds, 5.25%, 1/1/13...  Aaa          2,723,981
  2,000,000  Housing Finance Agency Residential Mortgage Revenue, 2000
               Series F, 5.625%, 9/1/16.........................................  Aaa          2,090,660
                                                                                             -----------
                                                                                               4,814,641

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8

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 28, 2001
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    National Bond Portfolio                          (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
             Oregon (4.3%)
             Klamath Falls, Senior Lien Electric Revenue Refunding,
             Klamath Cogen:
 $3,000,000    5.50%,1/1/07.....................................................  NR(2)      $ 2,954,220
  2,900,000    5.75%,1/1/13.....................................................  NR(2)        2,728,813
  1,000,000  Portland Urban Renewal and Redevelopment Revenue Refunding,
               Downtown Waterfront, Ser. A, 5.75%, 6/15/17......................  Aaa          1,073,030
                                                                                             -----------
                                                                                               6,756,063

             Pennsylvania (1.8%)
  1,010,000  Allegheny County Residential Finance Authority, Single Family
               Mortgage Revenue and Refunding, 1993 Series W, 4 .875%, 11/1/14..  Aaa          1,013,828
  2,000,000  Philadelphia, General Obligations Unlimited, 4.85%, 9/15/19........  Aaa          1,905,620
                                                                                             -----------
                                                                                               2,919,448

             Rhode Island (.7%)
  1,000,000  Economic Development Corp., Revenue Note Obligations, Providence
               Place Mall Project, Senior Obligation Series, 6.125%, 7/1/20.....  AA*          1,047,830

             South Carolina (2.8%)
  2,000,000  Capital Improvement Buildings, General Obligations Unlimited,
               Ser. A, 4.75%, 1/1/13............................................  Aaa          2,035,540
  1,150,000  Piedmont Municipal Power Agency, Electric Revenue,
               Refunding, 6.75%, 1/1/19.........................................  Aaa          1,379,540
    995,000  Three Rivers Solid Waste Authority, Solid Waste Disposal
               Facilities Revenue, Series 1997, 5.30%, 1/1/27...................  Aaa            987,727
                                                                                             -----------
                                                                                               4,402,807

             South Dakota (3.1%)
    280,000  Housing Development Authority, Homeownership Mortgage Revenue,
               Ser. A, 5.40%, 5/1/14............................................  Aa1            285,564
    985,000  Housing Development Authority, Homeownership Mortgage Revenue,
               Ser. B, Remarketable, 5.25%, 5/1/17..............................  Aa1            927,930
  2,000,000  Housing Development Authority, Homeownership Mortgage Revenue,
               2000 Ser. E, 6.25%, 5/1/21.......................................  Aa1          2,108,220
  1,500,000  Housing Development Authority, Homeownership Mortgage Revenue,
               Ser. H, 5.70%, 5/1/17............................................  Aa1          1,552,065
                                                                                             -----------
                                                                                               4,873,779

             Texas (16.8%)
  3,500,000  Bexar County Revenue, Venue Project, 5.75%, 8/15/22................  Aaa          3,685,955
  1,850,000  Brazos River Authority Revenue, Houston Industries, Inc.
               Ser. B, 5.125%, 11/1/20..........................................  Aaa          1,805,970
  2,000,000  Brazos River Authority Revenue, Houston Industries, Inc. Project,
               Ser. C, 5.125%, 5/1/19...........................................  Aaa          1,959,340

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                                                                               9

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    National Bond Portfolio                          (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
             Texas (16.8%) (Continued)
 $1,485,000  Harris County Certificates of Obligation, General Obligations
               Limited, 5.00%, 8/15/19..........................................  Aa1        $ 1,449,984
  1,045,000  Harris County Permanent Improvement, General Obligations
               Limited, 5.00%, 8/15/19..........................................  Aa1          1,020,359
  2,955,000  Harris County Hospital District, Revenue Refunding,
               Series 1990, 7.40%, 2/15/10......................................  Aaa          3,470,441
  3,000,000  Lubbock, Housing Finance Corp., Single Family Mortgage Revenue,
               Refunding, Ser. A, 8.00%, 10/1/21................................  AAA*         4,065,120
  3,000,000  Matagorda County Navigation District No. 1, Revenue Refunding,
               Reliant Energy Project, Ser. 1999B, 5.95%, 5/1/30................  Baa1         2,786,940
  2,000,000  Plano Independent School District, General Obligations
               Unlimited, 5.25%, 2/15/15........................................  Aaa          2,057,800
  2,425,000  Tyler Health Facilities Development Corp., Hospital Revenue,
               East Texas Medical Center, Ser. 1997D, 5.375%, 11/1/27...........  Aaa          2,418,331
  1,000,000  United Independent School District, General Obligations
               Unlimited, 5.25%, 8/15/19........................................  Aaa          1,005,970
    860,000  VeteransO Housing Assistance Program, (General Obligation),
               5.4%, 12/1/14....................................................  Aa1            874,276
                                                                                             -----------
                                                                                              26,600,486
             Utah (.9%)
             Housing Finance Agency, Single Family Mortgage:
  1,095,000    1999 Ser. F-2 Class 1, 5.875%, 7/1/29............................  Aaa          1,138,263
    245,000  Intermountain Power Agency, Power Supply Revenue,
               Unrefunded Balance, Ser. A, 5.00%, 7/1/21........................  A1             233,264
                                                                                             -----------
                                                                                               1,371,527
             Virginia (1.2%)
  1,980,000  Pocahontas Parkway Association, Route 895 Connector, Toll Road
               Revenue, Ser. A, 5.25%, 8/15/09..................................  Baa3         1,881,257

             Washington (.1%)
   120,000   Chelan County, Public Utilities District No. 1 Revenue, Columbia
               River Rock Island, 3.75%, 12/1/12................................  Aa2            112,894

             Wisconsin (5.4%)
  2,000,000  General Obligations Unlimited, Ser. D, 5.30%, 5/1/17...............  Aa2          2,041,480
             Health and Educational Facilities Authority, Revenue,
               (Aurora Health Care Inc.);
  2,125,000      Ser. 1997, 5.25%, 8/15/17......................................  Aaa          2,130,716
  4,050,000      Ser. 1999A, 5.60%, 2/15/29.....................................  A*           3,372,314
    965,000  Housing and Economic Development Authority, Home Ownership
               Revenue, Ser. D, 4.55%, 3/1/23...................................  Aa2            959,953
                                                                                             -----------
                                                                                               8,504,463
                                                                                             -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $144,944,591) .............................................             147,726,198
                                                                                             -----------

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10

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 28, 2001
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    National Bond Portfolio                          (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (6.4%)
 $3,000,000  Hapeville Georgia Development Authority, Industrial Development
               Revenue, Hapeville Hotel Ltd., 3.00%, 11/1/15....................  P-1 (1)   $  3,000,000
    500,000  New York City, General Obligations, Subser A-8, 2.95%, 8/1/18......  VMIG-1(1)      500,000
  3,500,000  New York City, General Obligations, Subser B-7, 2.95%, 8/15/18.....  VMIG-1(1)    3,500,000
  3,200,000  Port Authority, Texas Industrial Development Corp. Pollution
               Control Revenue, American Petrofina Inc., 3.10%, 5/1/03..........  P-1 (1)      3,200,000
                                                                                            ------------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $10,200,000) ..............................................              10,200,000
                                                                                            ------------

             TOTAL MUNICIPAL SECURITIES (99.9%)
               (Cost $155,144,591) .............................................             157,926,198

             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (.1%) ..............                 213,186
                                                                                            ------------

             NET ASSETS (100.0%) ...............................................            $158,139,384
                                                                                            ============

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................                 $ 10.51
                                                                                            ============

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

(1) Variable rate notes are considered short-term obligations. Interest rates change periodically every day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 2001.

(2)  Security not rated.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    Money Market Portfolio                           (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (100.3%)
             Alabama (4.6%)
  $ 600,000  Stevenson Industrial Development Board Environmental Improvement,
               Revenue Refunding, Mead Corp.  Project, 3.00%, 11/1/11...........  AAA*(1)      $ 600,000

             Arizona (3.8%)
    500,000  Maricopa County, Pollution Control Revenue, Refunding, Arizona
               Public Service Co., 1994 Ser B, 3.10%, 5/1/29....................  P-1(1)         500,000

             Colorado (3.8%)
    500,000  Housing Finance Authority, Refunding, Multifamily, Greenwood
               Point, Ser. D, 3.20%, 10/15/16...................................  A1+*(2)        500,000

             District of Columbia (3.8%)
    500,000  General Obligation, Refunding, Ser. 1992A-1, 3.20%, 10/1/07........  VMIG-1(1)      500,000

             Florida (4.6%)
    600,000  Dade County Health Facilities Authority, Hospital Revenue Miami
               Children's Hospital Project, 3.05%, 9/1/25.......................  Aaa(2)         600,000

             Georgia (4.6%)
    600,000  Hapeville, Development Authority, Adjustable Tender Industrial
               Development Revenue, Hapeville Hotel Ltd., 3.00% 11/1/15.........  P-1(1)         600,000

             Illinois (20.4%)
    600,000  Chicago Board of Education, General Obligation Unlimited,
               Ser. D, 3.45%, 3/1/32............................................  VMIG-1(2)      600,000
    500,000  Development Financing Authority Revenue, Glenwood School for
               Boys, 3.15%, 2/1/33..............................................  AA-(2)         500,000
    500,000  Educational Facilities Authority, Revenue, Northwestern
               Project, 3.20%, 12/1/25..........................................  VMIG-1(2)      500,000
    600,000  Village of Schaumburg, General Obligation Unlimited, Ser. B,
               3.20%, 12/1/15...................................................  VMIG-1(2)      600,000
    500,000  Village of South Barrington, Cook County, General Obligation
               Unlimited, Ser. 97, 3.15%, 5/1/01................................  AA-*(2)        500,000
                                                                                              ----------
                                                                                               2,700,000

             Indiana (4.6%)
    600,000  Health Facilities Financing Authority Revenue, Ascension
               Health Credit, Ser. B, 3.30%, 11/15/39...........................  Aa2(2)         600,000

--------------------------------------------------------------------------------
12

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 28, 2001
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    Money Market Portfolio                           (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
             Louisiana (4.6%)
  $ 600,000  Saint Charles Parish, Pollution Control Revenue, Shell Oil Co.
               Project, Ser. 1992A, 3.30%, 10/1/22..............................  VMIG-1(1)    $ 600,000

             Massachusetts (4.6%)
    600,000  State Health and Educational Facilities Authority Revenue,
               Bentley College issue K, 2.90%, 7/1/30...........................  AA*(2)         600,000

             Michigan (4.6%)
    600,000  Short Term Certificates of Participation, New Center
               Development, Ser. A, 4.00%, 10/1/01..............................  MIG-1          602,596

             New York (8.3%)
    500,000  New York City, General Obligations, Subser B-3, 2.95%, 4/15/08.....  VMIG-1(1)      500,000
    600,000  New York City, Municipal Water Finance Authority, Revenue
               Bond, Ser. C, 2.95%, 6/15/23.....................................  VMIG-1(1)      600,000
                                                                                              ----------
                                                                                               1,100,000

             North Carolina (4.6%)
    600,000  Mecklenburg County, Public Improvement, General Obligation
               Unlimited, Ser. C, 3.10%, 2/1/19.................................  VMIG-1(2)      600,000

             Oregon (3.8%)
    510,000  State Housing and Community Service Development, Single Family
               Mortgage Revenue Notes, Ser. 0, 4.18%, 6/1/01....................  MIG-1          510,000

             South Dakota (4.6%)
    600,000  Lawrence County, Pollution Control Revenue, Homestake Mining
               Co., Ser. B, 3.10%, 7/31/32......................................  Aa2(1)         600,000

             Tennessee (4.9%)
    650,000  Rutherford County Industrial Development Board,
               Industrial Development Revenue, Series 1994,
               (Square D Co. Project), 3.15%.  4/1/17...........................  AA-*(2)        650,000

             Texas (4.6%)
    600,000  Harris County Health Facilities Development Corp., Revenue,
               Texas Children's Hospital, 3.20%, 10/1/29........................  VMIG-1(2)      600,000

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments                                        February 28, 2001
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                    Money Market Portfolio                           (Unaudited)       Value
--------------------------------------------------------------------------------------------------------
             Utah (5.5%)
  $ 500,000  Emery County, Pollution Control Revenue, Refunding, Pacificorp
               Project, 3.20%, 11/1/24..........................................  VMIG-1(1)  $   500,000
    235,000  State Housing Finance Agency, Single Family Mortgage Revenue
               Bonds, Issue A-1, 4.65%, 7/1/01..................................  Aaa            235,295
                                                                                             -----------
                                                                                                 735,295

             TOTAL SHORT-TERM MUNICIPAL SECURITIES (100.3%)
               (Cost $13,197,891) ..............................................             $13,197,891

             LIABILITIES LESS CASH AND OTHER ASSETS (-0.3%) ....................                 (40,093)
                                                                                             -----------

             NET ASSETS (100.0%) ...............................................             $13,157,798
                                                                                             ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................                  $ 1.00
                                                                                             ===========

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate notes are considered short-term obligations. Interest rates change periodically every (1) 1 day or (2) 7 days. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 2001.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
14

                                            The Value Line Tax Exempt Fund, Inc.

Statement of Assets and Liabilities
at February 28, 2001
--------------------------------------------------------------------------------

                                                               Portfolio
                                                        -----------------------
                                                         National       Money
                                                           Bond         Market
                                                        ---------     ---------
                                                            (In thousands)
Assets:
Investment securities,at value
  (cost$155,144 and
  amortized cost $13,198) ..........................    $ 157,926     $  13,198
Cash ...............................................          190            71
Interest receivable ................................        1,856            38
Receivable for securities sold .....................          481            --
Receivable for capital shares sold .................          201            --
                                                        ---------     ---------
      Total Assets .................................      160,654        13,307
                                                        ---------     ---------
Liabilities:
Payable for securities
  purchased ........................................        2,086            --
Dividends payable to
  shareholders .....................................          208            --
Capital shares repurchased .........................           32           104
Accured expenses:
  Advisory fee .....................................           61             5
  Service and distribution
    plan fees payable ..............................           30            --
  Other ............................................           98            40
                                                        ---------     ---------
      Total Liabilities ............................        2,515           149
                                                        ---------     ---------
Net Assets .........................................    $ 158,139     $  13,158
                                                        =========     =========
Net Assets
Capital stock,at $.01 par value
  (Authorized  65,000,000 shares
  and 125,000,000 shares,
  respectively; outstanding
  15,046,982 shares and
  13,183,901 shares,
  respectively) ....................................    $     150     $     132
Additional paid-in capital .........................      157,878        13,035
Accumulated net realized loss
  on investments ...................................       (2,671)           (9)
Net unrealized appreciation
  of investments ...................................        2,782            --
                                                        ---------     ---------
Net Assets .........................................    $ 158,139     $  13,158
                                                        =========     =========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share ................................    $   10.51     $    1.00
                                                        =========     =========


Statement Of Operations
for the Year Ended February 28, 2001
--------------------------------------------------------------------------------

                                                                Portfolio
                                                          ---------------------
                                                          National       Money
                                                            Bond         Market
                                                          --------     --------
                                                              (In thousands)

Investment Income:
Interest .............................................    $  8,731     $    548
                                                          --------     --------
Expenses:
Advisory fee .........................................         774           67
Service and distribution plan fee ....................         262           20
Audit and legal fees .................................          47           38
Transfer agent fees ..................................          59           21
Printing and stationary ..............................          41           12
Registration and filing fees .........................          21           15
Custodian fees .......................................          31            6
DirectorsO fees and expenses .........................          10           10
Postage ..............................................          13            3
Other ................................................          26            8
                                                          --------     --------
      Total expenses before
        fees waived and
        custody credits ..............................       1,284          200
      Less: service and
        distribution plan
        fee waived ...................................          --          (20)
      Less: custody credits ..........................         (16)          (2)
                                                          --------     --------
      Net Expenses ...................................       1,268          178
Net Investment Income ................................       7,463          370
Realized and Unrealized
  Gain(Loss) on Investments
    Net Realized Gain ................................       2,357            1
    Net change in Net
      Unrealized Appreciation
      (Depreciation) .................................       8,834           --
                                                          --------     --------
Net Realized Gain and
  Change in Net Unrealized
  Appreciation (Depreciation)
  on Investments .....................................      11,191            1
                                                          --------     --------
Net Increase in Net Assets
  from Operations ....................................    $ 18,654     $    371
                                                          ========     ========


See Notes to Financials Statements

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Statements of Changes in Net Assets
for the Year Ended February 28, 2001 and February 28, 2000
--------------------------------------------------------------------------------

                                                                              National Bond                     Money Market
                                                                                Portfolio                         Portfolio
                                                                       ------------------------------------------------------------
                                                                           2001             2000            2001             2000
                                                                       ------------------------------------------------------------
                                                                                           (Dollars in thousands)
Operations:
  Net investment income ........................................       $   7,463        $   7,960        $     370        $     340
  Net realized gain( loss) on investments ......................           2,357           (5,005)               1               --
  Change in unrealized appreciation(depreciation) ..............           8,834          (10,525)              --               --
                                                                       ------------------------------------------------------------
  Net increase(decrease) in net assets from operations .........          18,654           (7,570)             371              340

Distributions to Shareholders
  Net investment income ........................................          (7,463)          (8,009)            (370)            (341)
  Net realized gains ...........................................              --             (941)              (1)              --
                                                                       ------------------------------------------------------------
  Net decrease in net assets from distributions ................          (7,463)          (8,950)            (371)            (341)

Capital Share Transactions:
  Net proceeds from sale of shares .............................          46,964           13,685           18,711            7,406
  Net proceeds from reinvestment of
    distributions to shareholders  .............................           4,945            5,923              371              341
  Cost of shares repurchased ...................................         (55,475)         (34,591)         (19,380)          (9,546)
                                                                       ------------------------------------------------------------
  Net increase(decrease) in net assets from
    capital share transactions .................................          (3,566)         (14,983)            (298)          (1,799)
                                                                       ------------------------------------------------------------

Total Increase (Decrease) in Net Assets ........................           7,625          (31,503)            (298)          (1,800)

Net Assets:
  Beginning of year ............................................         150,514          182,017           13,456           15,256
                                                                       ------------------------------------------------------------
  End of year ..................................................       $ 158,139        $ 150,514        $  13,158        $  13,456
                                                                       ============================================================

See Notes to Financial Statements

--------------------------------------------------------------------------------
16

                                            The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements                                  February 28, 2001
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Value Line Tax Exempt Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, comprised of the National Bond and Money Market Portfolios. The primary investment objective of the National Bond Portfolio is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The primary objective of the Money Market Portfolio is to preserve principal and provide income by investing in high-quality, tax-exempt money market instruments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: National Bond Portfolio -- The investments are valued each business day by an independent pricing service (the"Service") approved by the Board of Directors. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

Money Market Portfolio -- Securities are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940. The rule requires that the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality, with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. In the Money Market Portfolio, dividends are automatically reinvested each day in additional shares. Dividends credited to a shareholder's account in the National Bond Portfolio are paid monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains in either Portfolio at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To


--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax or excise tax is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Fund recognizes market discount when the securities are disposed. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all securities. Upon initial adoption, the Fund will be required to adjust the cost of its securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(E) Expenses: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses that are applicable to both Portfolios are allocated between them.

2. Capital Share Transactions

Transactions in capital stock were as follows:

                                                             National Bond
                                                               Portfolio
                                                        -----------------------
                                                           2001           2000
                                                        -----------------------
                                                             (in thousands)

Shares sold ....................................          4,625           1,344
Shares issued to shareholders in
  reinvestment of distributions ................            487             582
                                                        -----------------------
                                                          5,112           1,926
Shares repurchased .............................         (5,440)         (3,403)
                                                        -----------------------
Net decrease ...................................           (328)         (1,477)
                                                        =======================


                                                              Money Market
                                                               Portfolio
                                                        -----------------------
                                                           2001           2000
                                                        -----------------------
                                                             (in thousands)

Shares sold ....................................         18,711           7,406
Shares issued to shareholders in
  reinvestment of distributions ................            371             341
                                                        -----------------------
                                                         19,081           7,747
Shares repurchased .............................        (19,380)         (9,546)
                                                        -----------------------
Net decrease ...................................           (298)         (1,799)
                                                        =======================


--------------------------------------------------------------------------------
18

                                            The Value Line Tax Exempt Fund, Inc.

                                                               February 28, 2001
--------------------------------------------------------------------------------

3. Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                              National Bond
                                                                Portfolio
                                                              -------------
                                                                   2001
                                                              -------------
                                                              (in thousands)
PURCHASES:
Long-term obligations ...............................            $137,424
Short-term obligations ..............................              57,050
                                                                 --------
                                                                 $194,474
                                                                 ========
MATURITIES OR SALES:
Long-term obligations ...............................            $145,766
Short-term obligations ..............................              52,850
                                                                 --------
                                                                 $198,616
                                                                 ========


                                                              Money Market
                                                                Portfolio
                                                              -------------
                                                                   2001
                                                              -------------
                                                              (in thousands)
PURCHASES:
Municipal short-term obligations ....................            $ 22,725
                                                                 ========
MATURITIES OR SALES:
Municipal short-term obligations ....................            $ 22,865
                                                                 ========

At February 28, 2001, the aggregate cost of investments for federal income-tax purposes was $155,164,482 for the National Bond Portfolio and $13,197,891 for the Money Market Portfolio.

The aggregate appreciation and depreciation of investments in the National Bond Portfolio at February 28, 2001, based on a comparison of investment values and their costs for federal income-tax purposes, was $4,225,810 and $1,464,094, respectively, resulting in a net unrealized appreciation of $2,761,716. There was no unrealized appreciation or depreciation in the Money Market Portfolio.

At February 28, 2001, for federal income-tax purposes the National Bond Portfolio had a capital-loss carryover of approximately $2,650,931 which will expire in 2008, and the Money Market Portfolio had a capital-loss carryover of $9,110 of which $1,253 will expire in 2005, $2,067 in 2006 and $5,267 in 2007 and $523 in 2008. During the year ended February 28, 2001, the National Bond Portfolio and the Money Market Portfolio utilized capital loss carryovers of approximately $1,634,296 and $1,030, respectively. To the extent future capital gains are offset by such capital losses, the Portfolios do not anticipate distributing any such gains to shareholders.

4  Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $773,917 and $67,466 was paid or payable by the National Bond Portfolio and the Money Market Portfolio, respectively, to Value Line, Inc. (the OAdviserO) for the year ended February 28, 2001. This was computed at an annual rate of .50% of the average daily net assets of the portfolios of the Fund. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses of its organization and operation.

For the year ended February 28, 2001, the Fund's expenses were reduced by $16,301 and $2,082 for the National Bond Portfolio and Money Market Portfolio, respectively, under a custody credit arrangement with the custodian.

At a special meeting of shareholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities,


--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements                                  February 28, 2001
--------------------------------------------------------------------------------

Inc., a subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $261,791 were paid or payable to the Distributor by the National Bond Portfolio under this Plan for the period July 1, 2000 to February 28, 2001. Fees amounting to $19,875 payable to the Distributor by the Money Market Portfolio under this Plan for the period from July 1 to February 28, 2001, were voluntarily waived by the Distributor.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

At February 28, 2001, the Adviser and/or affiliated companies owned 284,996 shares of the National Bond Portfolio common shares, representing 1.89% of the outstanding shares and 1,026 shares of the Money Market Portfolio representing
 .01% of the outstanding shares. In addition, certain officers and directors of the Fund owned 102,886 shares of the National Bond Portfolio, representing .68% of the outstanding shares and 7,828 shares of the Money Market Portfolio, representing .06% of the outstanding shares.


--------------------------------------------------------------------------------
20

                                            The Value Line Tax Exempt Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                        National Bond Portfolio(3)
                                                                   Years Ended on Last Day of February,
                                                       ------------------------------------------------------------
                                                          2001        2000         1999         1998         1997
                                                       --------     --------     --------     --------     --------
Net asset value, beginning of year .................   $   9.79     $  10.80     $  11.04     $  10.78     $  10.82
                                                       ------------------------------------------------------------

  Income (loss) from investment operations:
    Net investment income ..........................        .49          .49          .52          .54          .55
    Net gains or losses on securities
      (both realized and unrealized) ...............        .72         (.95)         .03          .36         (.04)
                                                       ------------------------------------------------------------
      Total from investment operations .............       1.21         (.46)         .55          .90          .51
                                                       ------------------------------------------------------------

  Less distributions:
    Dividends from net investment income ...........       (.49)        (.49)        (.52)        (.54)        (.55)
    Distributions from capital gains ...............         --         (.06)        (.27)        (.10)          --
                                                       ------------------------------------------------------------
      Total distributions ..........................       (.49)        (.55)        (.79)        (.64)        (.55)
                                                       ------------------------------------------------------------
Net asset value, end of year .......................   $  10.51     $   9.79     $  10.80     $  11.04     $  10.78
                                                       ============================================================
Total return .......................................      12.68%       (4.30)%       4.88%        8.56%        4.86%
                                                       ============================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) .............   $158,139     $150,514     $182,017     $188,109     $193,641
Ratio of expenses to average net assets ............        .82%(2)      .64%(2)      .63%(2)      .63%(1)      .60%(1)
Ratio of net investment income
  to average net assets ............................       4.82%        4.77%        4.71%        4.98%        5.13%
Portfolio turnover rate ............................         94%         163%         192%         119%          73%

(1) before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been .81%,
 .63% and .62%, respectively, as of February 28, 2001, February 29, 2000 and February 28, 1999.

(3) Formerly the High-Yield Portfolio.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                                Money Market Portfolio
                                                                          Years Ended on Last Day of February,
                                                           -------------------------------------------------------------------
                                                             2001           2000           1999           1998           1997
                                                           -------        -------        -------        -------        -------
Net asset value, beginning of year ..................      $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                           -------------------------------------------------------------------

  Income from investment operations:
    Net investment income ...........................          .03            .02            .02            .03            .03
                                                           -------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income ............         (.03)          (.02)          (.02)          (.03)          (.03)
                                                           -------------------------------------------------------------------
Net asset value, end of year ........................      $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                           ===================================================================
Total return ........................................         2.76%          2.38%          2.39%          2.65%          2.56%
                                                           ===================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..............      $13,158        $13,456        $15,256        $16,758        $19,668
Ratio of expenses to average net assets .............         1.33%(2)(3)    1.15%(2)       1.18%(2)       1.03%(1)       1.00%(1)
Ratio of net investment income
  to average net assets .............................         2.73%          2.33%          2.38%          2.63%          2.54%

(1) Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.31%, 1.14% and 1.16%, respectively, as of February 28, 2001, February 29, 2000 and February 28, 1999.

(3) Net of waived service and distribution plan fee. Had the expense been paid by the Money Market Portfolio for the year end February 28, 2001, the ratio of expense to average net assets would have been 1.47% and the ratio of net investment income to average daily net assets would have been 2.59%.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
22

                                            The Value Line Tax Exempt Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Value Line Tax Exempt Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the National Bond Portfolio and the Money Market Portfolio (constituting The Value Line Tax Exempt Fund, Inc. hereafter referred to as the "Fund") at February 28, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as Ofinancial statementsO) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 4, 2001


--------------------------------------------------------------------------------
                         FEDERAL TAX NOTICE (unaudited)

     During the year ended February 28, 2001, the Fund paid to shareholders of the National Bond Portfolio  $0.489 and the Money Market  Portfolio
     $.027  per   share,   respectively,   from  net   investment   income.
     Substantially  all of the Fund's dividends from net investment  income were  exempt-interest  dividends,  and are 100% free of Federal income tax. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adivser with respect to those taxes.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------


1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth InvestorsO sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
24

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bruce H. Alston
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


An investment in The Value Line Tax Exempt Fund, Inc. Money Market Portfolio is not guaranteed or insured by the U.S. Government, and there is no assurance that this portfolio will maintain its $1.00 per share net asset value.

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                          518878